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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

ANNUAL REPORT

DECEMBER 31, 2017

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders,

Schwartz Value Focused Fund (the “Fund”) was up 13.71% for the year ended December 31, 2017, compared to 21.13% for the benchmark S&P 1500 Index. Unlike 2016, when the Fund outperformed its benchmark by a wide margin, the investment climate in 2017 was tilted heavily in the favor of large-cap companies and growth stocks, as compared to small-caps and value stocks. Among U.S. equity mutual funds tracked by Morningstar, the top performing fund category was large-cap growth, up 27.64%. In contrast, the worst performing fund category was small-cap value, up only 8.56%. Further, in the S&P 500, the best performing sectors were growth-oriented technology, materials, and consumer discretionary. The value-oriented sectors such as consumer staples and energy were laggards. In this environment, our risk-averse, value-oriented holdings hurt our relative performance. The Fund did own several stocks that showed strong price appreciation during the year. The Fund’s five best performing stocks in 2017 were:

Company	Industry	2017 Performance
Interactive Brokers Group, Inc.	Investment Brokerage	+76.59%
Moody’s Corporation	Business & Financial Services	+60.37%
Brown-Forman Corporation	Consumer Goods	+51.39%
Texas Pacific Land Trust	Oil/Gas Royalties/Real Estate	+50.64%
AMETEK, Inc.	Diversified Machinery	+50.30%

After a strong year of performance in 2016, the Fund’s energy related holdings performed poorly in 2017. Since peaking in January last year, oil and natural gas prices steadily declined throughout the year, due to several factors including increased U.S. shale production, tepid global demand, and moderate weather.

The Fund’s five worst performing stocks in 2017 were:

Company	Industry	2017 Performance
Apache Corporation	Oil/Gas Exploration & Production	-32.80%
Schlumberger Limited	Oil/Gas Equipment and Services	-24.53%
Noble Energy, Inc.	Oil/Gas Exploration & Production	-23.06%
Avnet, Inc.	Technology Distributors	-20.42%
Unico American Corporation	Specialty P&C Insurance	-20.30%

During the second half of 2017 the Fund liquidated its position in Schlumberger Limited due to deteriorating fundamentals, realizing a small loss on the investment. Ubiquiti Networks, Inc. (communications equipment), was also liquidated based upon a reassessment of the company’s corporate governance practices, which we viewed as inadequate. We owned the stock for a few months and realized a 15% gain on the sale. New positions were established in three companies that meet our value investing criteria:

●

American Airlines Group, Inc. (AAL) – is the world’s largest airline based on fleet size and destinations served. The U.S. airline industry has undergone positive fundamental and structural changes during the past decade, owing primarily to industry consolidation. Today, the four largest airlines have about 80% market share in the U.S., whereas 10 years ago it was 50%. This consolidation has resulted in numerous benefits to the airlines such as more rational pricing, increased ancillary revenue, flights with fewer empty seats and generally improved profitability. In our view, American Airlines has the best management in the industry and has produced strong profits and cash flow growth over the past several years.

●

The Kroger Company (KR) – Founded In 1883, Kroger is one of the oldest and largest grocery store operators in the U.S. with annual sales of $120 billion. The company has strong brand recognition, a loyal customer base, a dominant share in the markets they serve, and top-notch management with a demonstrated track record of creating shareholder value. Kroger’s share price came under pressure last fall, due to competitive concerns surrounding Amazon’s acquisition of Whole Foods. We viewed the sell-off as unwarranted and eagerly bought the depressed shares at 10x earnings. Subsequently, the company reported better than expected results with market-share gains, stable margins, and growth in its digital segment. Since our initial purchase a few months ago the stock is up 40%.

●

The Madison Square Garden Company (MSG) – owns and operates sports teams, entertainment productions, and various venues. Major holdings include the New York Knicks (NBA), the New York Rangers (NHL), Madison Square Garden arena in NYC, The Forum arena in L.A., and the Rockettes. With a cash-rich balance sheet sporting $1 billion in net cash, and a market cap of only $5 billion, we believe the shares are trading at a significant discount to our sum-of-the-parts valuation, based upon its diverse portfolio of its iconic and irreplaceable assets.

The S&P 500 Index was up 21.83% in 2017, which was the 9th consecutive year of positive returns for that index, marking one of the longest running bull markets in history. While some commentators are writing the obituary for this bull, we remain generally optimistic. With an improving job market, moderate inflation, accommodative monetary policies globally, along with the recently enacted tax rate cuts, financial conditions appear conducive to robust economic growth, which should lead to rising corporate profits and higher stock prices over the long term. 2018 could be another good year for U.S. equity returns. According to the Wall Street Journal Market Data Group, when the S&P 500 total return exceeds 19% for the year, 68% of the time it rises again the following year. No guarantees!

As always, we believe our low-risk, value-oriented investment approach is a good way to achieve superior long-term investment returns. Despite stock market indices trading at or near all-time highs, the Fund owns many high-quality companies selling well below our estimate of intrinsic value. As such, we believe the Fund is well-positioned entering 2018.

2

The year-end distribution of $2.02 per share consisted solely of long-term capital gains. The net asset value of the Fund ended the year at $26.44 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

3

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio Information as of:	Year Ended 12-31-16 (as disclosed in May 1, 2017 prospectus)	Year Ended 12-31-17
Gross	1.82%*	1.79%
Net	1.27%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

This report is for the information of shareholders, but it may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. The Fund is distributed by Ultimus Fund Distributors, LLC.

4

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2017 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	4.3%	11.4%	3.8%
5 Years	6.2%	15.7%	9.3%
10 Years	3.8%	8.7%	2.5%
15 Years	6.6%	10.2%	5.2%
34 Years	8.8%	N/A	3.2%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

6

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2017 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
4,500	Texas Pacific Land Trust	$2,009,835	8.9%
70,000	Liberty Interactive Corporation QVC Group - Series A	1,709,400	7.6%
15,000	Brown-Forman Corporation - Class B	1,030,050	4.6%
37,500	Kroger Company (The)	1,029,375	4.5%
40,000	ARRIS International plc	1,027,600	4.5%
30,000	Axalta Coating Systems Ltd.	970,800	4.3%
3	Berkshire Hathaway, Inc. - Class A	892,800	3.9%
96,467	Unico American Corporation	819,970	3.6%
15,000	American Airlines Group, Inc.	780,450	3.5%
60,000	Goldcorp, Inc.	766,200	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	21.2%
Consumer Staples	9.1%
Energy	15.2%
Financials	13.3%
Industrials	8.4%
Information Technology	16.0%
Materials	11.4%
Money Market Funds, Liabilities in Excess of Other Assets	5.4%
100.0%

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS — 94.6%	Shares	Market Value
Consumer Discretionary — 21.2%
Diversified Consumer Services — 2.4%
Graham Holdings Company - Class B	500	$279,175
ServiceMaster Global Holdings, Inc. *	5,000	256,350
		535,525
Household Durables — 2.6%
Garmin Ltd.	10,000	595,700

Internet & Direct Marketing Retail — 7.6%
Liberty Interactive Corporation QVC Group - Series A *	70,000	1,709,400

Media — 3.6%
Liberty Global plc - Series C *	15,000	507,600
Madison Square Garden Company (The) - Class A *	1,500	316,275
		823,875
Specialty Retail — 5.0%
TJX Companies, Inc. (The)	5,000	382,300
Tractor Supply Company	10,000	747,500
		1,129,800
Consumer Staples — 9.1%
Beverages — 4.6%
Brown-Forman Corporation - Class B	15,000	1,030,050

Food & Staples Retailing — 4.5%
Kroger Company (The)	37,500	1,029,375

Energy — 15.2%
Oil, Gas & Consumable Fuels — 15.2%
Apache Corporation	6,000	253,320
Devon Energy Corporation	14,000	579,600
Noble Energy, Inc.	20,000	582,800
Texas Pacific Land Trust	4,500	2,009,835
		3,425,555
Financials — 13.3%
Capital Markets — 5.8%
Interactive Brokers Group, Inc. - Class A	12,000	710,520
Moody's Corporation	4,000	590,440
		1,300,960

8

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.6% (Continued)	Shares	Market Value
Financials — 13.3% (Continued)
Diversified Financial Services — 3.9%
Berkshire Hathaway, Inc. - Class A *	3	$892,800

Insurance — 3.6%
Unico American Corporation * (a)	96,467	819,970

Industrials — 8.4%
Airlines — 3.5%
American Airlines Group, Inc.	15,000	780,450

Electrical Equipment — 1.6%
AMETEK, Inc.	5,000	362,350

Road & Rail — 3.3%
AMERCO	2,000	755,820

Information Technology — 16.0%
Communications Equipment — 4.5%
ARRIS International plc *	40,000	1,027,600

Electronic Equipment, Instruments & Components — 4.3%
Arrow Electronics, Inc. *	7,000	562,870
Avnet, Inc.	10,000	396,200
		959,070
IT Services — 5.5%
Cognizant Technology Solutions Corporation - Class A	10,000	710,200
MasterCard, Inc. - Class A	3,500	529,760
		1,239,960
Semiconductors & Semiconductor Equipment — 1.7%
QUALCOMM Incorporated	6,000	384,120

Materials — 11.4%
Chemicals — 4.3%
Axalta Coating Systems Ltd. *	30,000	970,800

9

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.6% (Continued)	Shares	Market Value
Materials — 11.4% (Continued)
Metals & Mining — 7.1%
Barrick Gold Corporation	20,000	$289,400
Goldcorp, Inc.	60,000	766,200
Pan American Silver Corporation	35,000	544,600
		1,600,200

Total Common Stocks (Cost $16,321,550)		$21,373,380

MONEY MARKET FUNDS — 6.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.05% (b)	1,069,905	$1,069,905
Federated Treasury Obligations Fund - Institutional Shares, 1.13% (b)	341,760	341,760
Total Money Market Funds (Cost $1,411,665)		$1,411,665

Total Investments at Market Value — 100.9% (Cost $17,733,215)		$22,785,045

Liabilities in Excess of Other Assets — (0.9%)		(193,492)

Net Assets — 100.0%		$22,591,553

*	Non-income producing security.
(a)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $819,970 at December 31, 2017, representing 3.6% of net assets (Note 1).

(b)	The rate shown is the 7-day effective yield as of December 31, 2017.
See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

ASSETS
Investments, at market value (cost of $17,733,215) (Note 1)	$22,785,045
Dividends receivable	5,401
Other assets	7,336
TOTAL ASSETS	22,797,782

LIABILITIES
Payable for investment securities purchased	81,302
Payable for capital shares redeemed	84,306
Payable to Adviser (Note 2)	25,114
Payable to administrator (Note 2)	3,000
Other accrued expenses	12,507
TOTAL LIABILITIES	206,229

NET ASSETS	$22,591,553

NET ASSETS CONSIST OF:
Paid-in capital	$17,539,723
Net unrealized appreciation on investments	5,051,830
NET ASSETS	$22,591,553

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	854,576

Net asset value, offering price and redemption price per share (Note 1)	$26.44

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017

INVESTMENT INCOME
Dividends (Net of foreign tax of $1,665)	$156,264

EXPENSES
Investment advisory fees (Note 2)	203,886
Trustees’ fees and expenses (Note 2)	60,555
Legal and audit fees	38,556
Administration, accounting and transfer agent fees (Note 2)	36,000
Registration and filing fees	14,540
Postage and supplies	7,545
Custodian and bank service fees	5,982
Printing of shareholder reports	5,308
Insurance expense	1,277
Compliance service fees and expenses (Note 2)	1,077
Other expenses	9,029
TOTAL EXPENSES	383,755
Less fee reductions by the Adviser (Note 2)	(115,484)
NET EXPENSES	268,271

NET INVESTMENT LOSS	(112,007)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	2,239,114
Net change in unrealized appreciation (depreciation) on investments	669,495
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,908,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,796,602

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS
Net investment loss	$(112,007)	$(67,763)
Net realized gains from investment transactions	2,239,114	29,217
Net change in unrealized appreciation (depreciation) on investments	669,495	3,288,843
Net increase in net assets resulting from operations	2,796,602	3,250,297

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net realized gains on investments	(1,619,709)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	328,864	1,533,951
Reinvestment of distributions to shareholders	1,557,160	—
Payments for shares redeemed	(1,483,218)	(2,544,502)
Net increase (decrease) in net assets from capital share transactions	402,806	(1,010,551)

TOTAL INCREASE IN NET ASSETS	1,579,699	2,239,746

NET ASSETS
Beginning of year	21,011,854	18,772,108
End of year	$22,591,553	$21,011,854

ACCUMULATED NET INVESTMENT LOSS	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,584	65,097
Shares issued in reinvestment of distributions to shareholders	58,584	—
Shares redeemed	(56,357)	(111,549)
Net increase (decrease) in shares outstanding	14,811	(46,452)
Shares outstanding, beginning of year	839,765	886,217
Shares outstanding, end of year	854,576	839,765

See notes to financial statements.

13

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net asset value at beginning of year	$25.02		$21.18		$25.06		$28.54	$23.31

Income (loss) from investment operations:
Net investment loss	(0.13)		(0.08)		(0.11)		(0.08)	(0.04)
Net realized and unrealized gains (losses) on investments	3.57		3.92		(3.77)		(1.26)	5.80
Total from investment operations	3.44		3.84		(3.88)		(1.34)	5.76

Less distributions:
From net realized gains on investments	(2.02)		—		—		(2.14)	(0.53)

Net asset value at end of year	$26.44		$25.02		$21.18		$25.06	$28.54

Total return (a)	13.7%		18.1%		(15.5%)		(4.7%)	24.7%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$22,592		$21,012		$18,772		$28,129	$32,030

Ratio of total expenses to average net assets	1.79%		1.80%		1.59%		1.46%	1.45%

Ratio of net expenses to average net assets	1.25	%(b)	1.25	%(b)	1.35	%(b)	1.46%	1.45%

Ratio of net investment loss to average net assets	(0.52	%)(b)	(0.35	%)(b)	(0.40	%)(b)	(0.28%)	(0.13%)

Portfolio turnover rate	48%		48%		104%		72%	57%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).
See notes to financial statements.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a series of Schwartz Investment Trust (the “Trust”), an open-end, non-diversified management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,553,410	$819,970	$—	$21,373,380
Money Market Funds	1,411,665	—	—	1,411,665
Total	$21,965,075	$819,970	$—	$22,785,045

Refer to the Fund’s Schedule of Investments for a listing of the securities by industry type. There were no Level 3 securities or derivative instruments held by the Fund as of December 31, 2017. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period. Transfers that occurred between Level 1 and 2 on December 31, 2017 due to fair value procedures was as follows:

Transfers from Level 1 to Level 2
Common Stocks	$819,970

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2017:

Federal income tax cost	$17,733,215
Gross unrealized appreciation	$5,347,641
Gross unrealized depreciation	(295,811)
Net unrealized appreciation	5,051,830
Accumulated earnings	$5,051,830

During the year ended December 31, 2017, the Fund utilized $509,257 of short-term capital loss carryforwards to offset current year gains.

During the year ended December 31, 2017, the Fund reclassified $110,148 and $1,859 of net investment loss against net realized gains and paid-in capital, respectively, on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2014 through December 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized capital gains and losses on security transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders during the year ended December 31, 2016. The tax character of the distributions paid to shareholders during the year ended December 31, 2017 was long-term capital gains.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2018 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2017, the Adviser reduced its investment advisory fees by $115,484.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of December 31, 2017, the Advisor may seek recoupment of investment advisory fee reductions totaling $278,968 no later than the dates stated below:

December 31, 2018	December 31, 2019	December 31, 2020	Total
$ 56,616	$ 106,868	$ 115,484	$ 278,968

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

18

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) received from the Trust an annual retainer of $40,000 (except that such fee was $50,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $44,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2018, each Independent Trustee will receive from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the year ended December 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $9,619,180 and $10,351,971, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the portfolios constituting the Schwartz Investment Trust (the “Fund”), as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed

20

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 16, 2018

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

21

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail Plymouth, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail Plymouth, MI	1946	Trustee	Since 2017
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

22

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Edward J. Miller is Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit, Michigan).

Richard L. Platte, Jr., CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc.

Robert C. Schwartz, CFP is Senior Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Compliance Officer and Treasurer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

23

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2017) and held until the end of the period (December 31, 2017).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,119.20	$6.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24

SCHWARTZ VALUE FOCUSED FUND
FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended December 31, 2017, the Fund designated $1,619,709 as long-term capital gain distributions.

OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

25

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SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Annual Report 2017

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

2017 — What a year (what a country)!

For many years, I have preached to anyone who would listen — “count your blessings.” 2017 was certainly a year of blessings for investors. Regarding 2018 and beyond, there is a lot of wisdom in the advice, “don’t try to outguess the near-term swings in the stock market.” I am optimistic on our country, economy and stock market. The long term is all that should really matter to serious investors.

Many factors point to the prospect of robust economic growth. For the first time in years, fiscal and monetary policy are leaning in the same direction. Monetary policy remains highly accommodative, while fiscal policy has stopped acting as a drag. Since the change of administration in Washington, the crusade against business has ended. Runaway regulation has been brought under control, and the tax code has been changed to make American corporations more competitive in global markets and encourage them to invest in America again. This is significantly positive for corporate profits and equity investors. As Catholic Advisory Board member, Larry Kudlow, is famous for saying, “corporate profits are the mother’s milk of stock prices.”

As you’ll see in the individual portfolio managers’ letters, each of our pro-life, pro-family mutual funds had notably positive years in 2017. With assets now exceeding $2 billion, owned by 100,000 plus shareholders, the Ave Maria Mutual Funds are the largest family of Catholic mutual funds in the country. It is indeed a privilege to offer Catholics and other like-minded investors these opportunities to invest in a manner consistent with our faith.

Thanks for your participation.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

January 31, 2018

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund:
Portfolio Manager Commentary	2
Performance	5
Annual Total Rates of Return Comparison with Major Indices	6
Ten Largest Equity Holdings	7
Asset Allocation	7
Schedule of Investments	8

Ave Maria Growth Fund:
Portfolio Manager Commentary	12
Performance	14
Annual Total Rates of Return Comparison with Major Indices	15
Ten Largest Equity Holdings	16
Asset Allocation	16
Schedule of Investments	17

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	20
Performance	22
Annual Total Rates of Return Comparison with Major Indices	23
Ten Largest Equity Holdings	24
Asset Allocation	24
Schedule of Investments	25

Ave Maria World Equity Fund:
Portfolio Manager Commentary	28
Performance	30
Annual Total Rates of Return Comparison with Major Indices	31
Ten Largest Equity Holdings	32
Asset Allocation	32
Schedule of Investments	33
Summary of Common Stocks by Country	36

Ave Maria Bond Fund:
Portfolio Manager Commentary	37
Performance	39
Annual Total Rates of Return Comparison with Major Indices	40
Ten Largest Holdings	41
Asset Allocation	41
Schedule of Investments	42

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	47

Statements of Operations	49

Statements of Changes in Net Assets:
Ave Maria Value Fund	51
Ave Maria Growth Fund	52
Ave Maria Rising Dividend Fund	53
Ave Maria World Equity Fund	54
Ave Maria Bond Fund	55

Financial Highlights:
Ave Maria Value Fund	56
Ave Maria Growth Fund	57
Ave Maria Rising Dividend Fund	58
Ave Maria World Equity Fund	59
Ave Maria Bond Fund	60

Notes to Financial Statements	61

Report of Independent Registered Public Accounting Firm	72

Board of Trustees and Executive Officers	74

Catholic Advisory Board	76

About Your Funds’ Expenses	78

Federal Tax Information	80

Other Information	80

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

2017 was another good year for the Ave Maria Value Fund (the “Fund”) with a total return of 17.73%, compared to 16.24% for the S&P 400 MidCap Index. The Fund’s outperformance can be attributed to broad gains across the portfolio with 16 stocks, from a variety of industries, each gaining more than 30% for the year. The investment climate in 2017 was tilted heavily in favor of large-cap companies and growth stocks, as compared to small-caps and value stocks. Among U.S. equity mutual funds tracked by Morningstar, the top performing fund category was large-cap growth, up 27.64%. In contrast, the worst performing fund category was small-cap value, up only 8.56%. In the S&P 500, the best performing sectors were growth-oriented ones such as technology, materials, and consumer discretionary. The value-oriented sectors such as consumer staples, utilities, and energy were laggards. The five stocks which contributed the most to the Fund’s positive performance were:

Company	Industry	2017 Performance
Interactive Brokers Group, Inc.	Investment Brokerage	+72.53%
InterXion Holding N.V.	Internet Software & Services	+68.04%
Moody’s Corporation	Business & Financial Services	+60.07%
Texas Pacific Land Trust	Oil/Gas Royalties/Real Estate	+50.35%
HEICO Corporation	Aerospace Products	+45.70%

After a strong year of performance in 2016, the Fund’s energy related holdings performed poorly in 2017. Since peaking in January last year, oil and natural gas prices steadily declined throughout the year, due to in part to increased U.S. shale production, tepid global demand, and moderate weather. The five stocks which detracted the most from the Fund’s 2017’s performance were:

Company	Industry	2017 Performance
Range Resources, Inc.	Oil/Gas Exploration & Production	-31.62%
Unico American Corporation	Specialty P&C Insurance	-22.22%
Noble Energy, Inc.	Oil/Gas Exploration & Production	-21.05%
Avnet, Inc.	Technology Distributors	-21.91%
ARRIS International plc	Communications Equipment	-13.98%

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

During the second half of 2017, the Fund sold several stocks that reached our estimate of intrinsic value: Donaldson Company, Inc. (diversified machinery), Varian Medical Systems, Inc. (medical appliances & equipment), The Western Union Company (money transfer services), and PNC Financial Services Group – warrants (regional banking). Ubiquiti Networks, Inc. (communications equipment), was also liquidated based upon our reassessment of the company’s corporate governance practices, which we viewed as inadequate. New positions were established in two companies that meet our value investing criteria:

●

American Airlines Group, Inc. (AAL) – is the world’s largest airline based on fleet size and destinations served. The U.S. airline industry has undergone positive fundamental and structural changes during the past decade, owing primarily to industry consolidation. Today, the four largest airlines have about 80% market share in the U.S., whereas 10 years ago it was 50%. This consolidation has resulted in numerous benefits to the airlines such as more rational pricing, increased ancillary revenue, flights with fewer empty seats and generally improved profitability. In our view, American Airlines has the best management in the industry and has produced strong profits and cash flow growth over the past several years.

●

Madison Square Garden Company (MSG) – owns and operates sports teams, entertainment productions, and various venues. Major holdings include the New York Knicks (NBA), the New York Rangers (NHL), Madison Square Garden arena in New York City, the Forum arena in Los Angeles, and the Rockettes. With a cash-rich balance sheet sporting $1 billion in net cash, and a market cap of only $5 billion, we believe the shares are trading at a significant discount to our sum-of-the-parts valuation, based upon its diverse portfolio of iconic and irreplaceable assets.

The S&P 500 Index was up 21.83% in 2017, which was the 9th consecutive year of positive returns for that index, marking one of the longest running bull markets in history. While some commentators are writing the obituary for this bull, we remain generally optimistic. With an improving job market, moderate inflation, accommodative monetary policies globally, along with the recently enacted tax rate cuts, financial conditions appear conducive to robust economic growth, which should lead to rising corporate profits and higher stock prices over the long term. We believe 2018 could be another good year for U.S. equity returns. According to the Wall Street Journal Market Data Group, when the S&P 500 total return exceeds 19% for the year, 68% of the time it rises again the following year. No guarantees!

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

As always, we believe our low-risk, value-oriented investment approach is a good way to achieve superior long-term investment returns. Despite stock market indices trading at or near all-time highs, the Fund owns many high-quality companies selling well below our estimate of intrinsic value. As such, we believe the Fund is well-positioned.

The year-end distribution of $1.64 per share consisted of long-term capital gains of $1.62 per share and short-term capital gains of $0.02 per share. The net asset value of the Fund ended the year at $20.88 per share.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Joseph W. Skornicka, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Chadd M. Garcia
Co-Portfolio Manager

AVE MARIA VALUE FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-16 (as disclosed in May 1, 2017 prospectus)	1.21%*
Expense ratio for the year ended 12-31-17	1.19%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA VALUE FUND	S&P 400 INDEX	S&P 500 INDEX
2001 (a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2017 (Unaudited)

	AVE MARIA VALUE FUND	S&P 400 INDEX	S&P 500 INDEX
3 Years	4.1%	11.1%	11.4%
5 Years	7.9%	15.0%	15.8%
10 Years	5.6%	10.0%	8.5%
Since Inception (b)	7.0%	9.7%	6.7%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2017.

AVE MARIA VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Trust	$11,389,065	4.6%
125,000	HEICO Corporation - Class A	9,881,250	4.0%
400,000	Liberty Interactive Corporation QVC Group - Series A	9,768,000	3.9%
150,000	InterXion Holding N.V.	8,839,500	3.5%
165,000	American Airlines Group, Inc.	8,584,950	3.4%
105,000	Arrow Electronics, Inc.	8,443,050	3.4%
50,000	Laboratory Corporation of America Holdings	7,975,500	3.2%
65,000	Zimmer Biomet Holdings, Inc.	7,843,550	3.1%
100,000	Discover Financial Services	7,692,000	3.1%
100,000	Tractor Supply Company	7,475,000	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	18.8%
Consumer Staples	5.1%
Energy	9.7%
Financials	15.1%
Health Care	7.9%
Industrials	17.6%
Information Technology	13.8%
Materials	2.6%
Real Estate	0.9%
Money Market Funds, Liabilities in Excess of Other Assets	8.5%
100.0%

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS — 91.5%	Shares	Market Value
Consumer Discretionary — 18.8%
Diversified Consumer Services — 3.4%
Graham Holdings Company - Class B	5,000	$2,791,750
ServiceMaster Global Holdings, Inc. *	110,000	5,639,700
		8,431,450
Household Durables — 2.4%
Garmin Ltd.	100,000	5,957,000

Internet & Direct Marketing Retail — 3.9%
Liberty Interactive Corporation QVC Group - Series A *	400,000	9,768,000

Media — 0.8%
Madison Square Garden Company (The) - Class A *	10,000	2,108,500

Specialty Retail — 4.0%
AutoNation, Inc. *	50,000	2,566,500
Tractor Supply Company	100,000	7,475,000
		10,041,500
Textiles, Apparel & Luxury Goods — 4.3%
Gildan Activewear, Inc.	100,000	3,230,000
VF Corporation	100,000	7,400,000
		10,630,000
Consumer Staples — 5.1%
Beverages — 5.1%
Brown-Forman Corporation - Class B	100,000	6,867,000
Coca-Cola European Partners plc	150,000	5,977,500
		12,844,500
Energy — 9.7%
Oil, Gas & Consumable Fuels — 9.7%
Noble Energy, Inc.	200,000	5,828,000
Pioneer Natural Resources Company	40,000	6,914,000
Texas Pacific Land Trust	25,500	11,389,065
		24,131,065
Financials — 15.1%
Banks — 1.5%
Fifth Third Bancorp	125,000	3,792,500

Capital Markets — 7.0%
Federated Investors, Inc. - Class B	100,000	3,608,000
Interactive Brokers Group, Inc. - Class A	110,000	6,513,100
Moody's Corporation	50,000	7,380,500
		17,501,600

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.5% (Continued)	Shares	Market Value
Financials — 15.1% (Continued)
Consumer Finance — 3.1%
Discover Financial Services	100,000	$7,692,000

Insurance — 3.5%
Alleghany Corporation *	10,536	6,280,404
Unico American Corporation * # (a)	280,000	2,380,000
		8,660,404
Health Care — 7.9%
Health Care Equipment & Supplies — 3.1%
Zimmer Biomet Holdings, Inc.	65,000	7,843,550

Health Care Providers & Services — 3.2%
Laboratory Corporation of America Holdings *	50,000	7,975,500

Life Sciences Tools & Services — 1.6%
Waters Corporation *	20,000	3,863,800

Industrials — 17.6%
Aerospace & Defense — 5.9%
HEICO Corporation - Class A	125,000	9,881,250
Hexcel Corporation	80,000	4,948,000
		14,829,250
Airlines — 3.4%
American Airlines Group, Inc.	165,000	8,584,950

Electrical Equipment — 2.4%
AMETEK, Inc.	70,000	5,072,900
Eaton Corporation plc	10,000	790,100
		5,863,000
Machinery — 3.6%
Colfax Corporation *	75,000	2,971,500
Graco, Inc.	135,000	6,104,700
		9,076,200
Road & Rail — 2.3%
AMERCO	15,000	5,668,650

Information Technology — 13.8%
Communications Equipment — 2.3%
ARRIS International plc *	230,000	5,908,700

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.5% (Continued)	Shares	Market Value
Information Technology — 13.8% (Continued)
Electronic Equipment, Instruments & Components — 4.5%
Arrow Electronics, Inc. *	105,000	$8,443,050
Avnet, Inc.	70,000	2,773,400
		11,216,450
IT Services — 5.2%
Cognizant Technology Solutions Corporation - Class A	60,000	4,261,200
InterXion Holding N.V. *	150,000	8,839,500
		13,100,700
Software — 1.2%
ANSYS, Inc. *	20,000	2,951,800

Technology Hardware, Storage & Peripherals — 0.6%
Hewlett Packard Enterprise Company	100,000	1,436,000

Materials — 2.6%
Chemicals — 2.6%
Axalta Coating Systems Ltd. *	200,000	6,472,000

Real Estate — 0.9%
Equity Real Estate Investment Trusts (REITs) — 0.9%
Equinix, Inc.	4,948	2,242,533

Total Common Stocks (Cost $163,620,249)		$228,591,602

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 9.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.05% (b)	11,771,765	$11,771,765
Federated Treasury Obligations Fund - Institutional Shares, 1.13% (b)	10,811,643	10,811,643
Total Money Market Funds (Cost $22,583,408)		$22,583,408

Total Investments at Market Value — 100.5% (Cost $186,203,657)		$251,175,010

Liabilities in Excess of Other Assets — (0.5%)		(1,283,435)

Net Assets — 100.0%		$249,891,575

*	Non-income producing security.
#	The Fund owns 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).
(a)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $2,380,000 at December 31, 2017, representing 1.0% of net assets (Note 1).

(b)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For 2017, the Ave Maria Growth Fund (the “Fund”) had a total return of 27.36% compared with the benchmark S&P 500 Index total return of 21.83%. In 2017, the Morningstar mid-cap growth peer group average total return was 23.97%. For a combination of moral and valuation reasons, it’s worth noting the Fund did not own any of the “FAANG” stocks, which is the acronym for Facebook, Amazon, Apple, Netflix, and Alphabet’s Google. On average, the FAANG stocks were up 50% in 2017. The FAANGs, excluding Netflix which isn’t part of the S&P 500 Index, accounted for 10% of the S&P 500 market capitalization weighting and accounted for 17% of its 21.83% return.

The Fund’s growth-at-a-reasonable-price (GARP) investment style continues to produce consistently favorable results. As of December 31, 2017, the Fund’s 10-year average annual return was 9.41% compared with the S&P 500 Index average annual return of 8.50%. The Fund seeks to invest in companies with sustainable competitive advantages, above-average growth prospects, and high returns on equity. From our perspective, it’s important for the high returns on equity to be derived from high margins and asset turnover rather than high financial leverage. The aggregate return on equity of the Fund’s holdings as of year-end was 20.7% compared with 13.0% for the S&P 500 Index.

A notable addition to the Fund during the second half of 2017 was O’Reilly Automotive, which is now a top 10 holding in the Fund. Our team has been following O’Reilly for a couple of years. When O’Reilly’s stock price declined from $280 at the beginning of 2017 to under $175 in July, we aggressively bought shares, believing the Amazon threat to be exaggerated and recent industry weakness to be temporary. We view O’Reilly as the best operator among the automotive aftermarket retailers, with a good portion of sales to professional mechanics that place an average of 6-8 orders per day for same day delivery. Plus, most of O’Reilly’s revenue is from driving-related parts, which is less vulnerable to the e-commerce threat than discretionary and maintenance items. Time is money for professional mechanics, and do-it-yourselfers don’t want to risk ordering the wrong part online when they need the vehicle running as soon as possible. These factors lessen the e-commerce threat.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Our goal remains to purchase shares of exceptional companies at attractive prices to produce favorable returns over the long run. Our team continues to spend considerable time searching for companies that fit our quality and price requirements. We appreciate your participation in the Ave Maria Growth Fund.

With best regards,

Brian D. Milligan, CFA	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-16 (as disclosed in May 1, 2017 prospectus)	1.07%*
Expense ratio for the year ended 12-31-17	1.08%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2017 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	11.6%	11.4%
5 Years	14.4%	15.8%
10 Years	9.4%	8.5%
Since Inception (b)	11.3%	9.8%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2017.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
185,000	Lowe's Companies, Inc.	$17,193,900	3.6%
110,000	MasterCard, Inc. - Class A	16,649,600	3.5%
385,000	Copart, Inc.	16,628,150	3.4%
111,000	Moody's Corporation	16,384,710	3.4%
100,000	Accenture plc - Class A	15,309,000	3.2%
62,000	O'Reilly Automotive, Inc.	14,913,480	3.1%
130,000	Visa, Inc. - Class A	14,822,600	3.1%
225,000	Hexcel Corporation	13,916,250	2.9%
110,000	Zimmer Biomet Holdings, Inc.	13,273,700	2.8%
66,000	Rockwell Automation, Inc.	12,959,100	2.7%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	19.9%
Consumer Staples	1.8%
Energy	1.0%
Financials	4.5%
Health Care	14.1%
Industrials	27.7%
Information Technology	15.8%
Materials	3.5%
Real Estate	0.9%
Money Market Funds, Liabilities in Excess of Other Assets	10.8%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS — 89.2%	Shares	Market Value
Consumer Discretionary — 19.9%
Internet & Direct Marketing Retail — 2.5%
Priceline Group, Inc. (The) *	7,000	$12,164,180

Media — 1.6%
Omnicom Group, Inc.	105,000	7,647,150

Specialty Retail — 13.3%
AutoNation, Inc. *	150,000	7,699,500
Lowe's Companies, Inc.	185,000	17,193,900
O'Reilly Automotive, Inc. *	62,000	14,913,480
Ross Stores, Inc.	94,000	7,543,500
TJX Companies, Inc. (The)	105,000	8,028,300
Tractor Supply Company	120,000	8,970,000
		64,348,680
Textiles, Apparel & Luxury Goods — 2.5%
VF Corporation	160,000	11,840,000

Consumer Staples — 1.8%
Beverages — 1.8%
Brown-Forman Corporation - Class B	125,000	8,583,750

Energy — 1.0%
Energy Equipment & Services — 0.5%
Schlumberger Limited	40,000	2,695,600

Oil, Gas & Consumable Fuels — 0.5%
Texas Pacific Land Trust	5,000	2,233,150

Financials — 4.5%
Capital Markets — 4.5%
Charles Schwab Corporation (The)	100,000	5,137,000
Moody's Corporation	111,000	16,384,710
		21,521,710
Health Care — 14.1%
Biotechnology — 2.3%
Amgen, Inc.	64,000	11,129,600

Health Care Equipment & Supplies — 6.6%
Medtronic plc	145,000	11,708,750
Varian Medical Systems, Inc. *	63,000	7,002,450
Zimmer Biomet Holdings, Inc.	110,000	13,273,700
		31,984,900

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.2% (Continued)	Shares	Market Value
Health Care — 14.1% (Continued)
Health Care Providers & Services — 2.6%
Laboratory Corporation of America Holdings *	78,000	$12,441,780

Health Care Technology — 2.6%
Cerner Corporation *	183,000	12,332,370

Industrials — 27.7%
Aerospace & Defense — 2.9%
Hexcel Corporation	225,000	13,916,250

Air Freight & Logistics — 3.8%
Expeditors International of Washington, Inc.	110,000	7,115,900
United Parcel Service, Inc. - Class B	95,000	11,319,250
		18,435,150
Commercial Services & Supplies — 3.9%
Copart, Inc. *	385,000	16,628,150
Rollins, Inc.	50,000	2,326,500
		18,954,650
Electrical Equipment — 5.3%
AMETEK, Inc.	172,000	12,464,840
Rockwell Automation, Inc.	66,000	12,959,100
		25,423,940
Industrial Conglomerates — 1.6%
Roper Technologies, Inc.	30,000	7,770,000

Machinery — 8.0%
Colfax Corporation *	270,000	10,697,400
Donaldson Company, Inc.	190,000	9,300,500
Fortive Corporation	95,000	6,873,250
Graco, Inc.	264,000	11,938,080
		38,809,230
Trading Companies & Distributors — 2.2%
MSC Industrial Direct Company, Inc. - Class A	110,000	10,632,600

Information Technology — 15.8%
IT Services — 13.1%
Accenture plc - Class A	100,000	15,309,000
Broadridge Financial Solutions, Inc.	40,000	3,623,200
Cognizant Technology Solutions Corporation - Class A	180,000	12,783,600
MasterCard, Inc. - Class A	110,000	16,649,600
Visa, Inc. - Class A	130,000	14,822,600
		63,188,000

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.2% (Continued)	Shares	Market Value
Information Technology — 15.8% (Continued)
Semiconductors & Semiconductor Equipment — 0.8%
Texas Instruments, Inc.	37,000	$3,864,280

Software — 1.9%
ANSYS, Inc. *	61,000	9,002,990

Materials — 3.5%
Chemicals — 3.5%
Ecolab, Inc.	45,000	6,038,100
Praxair, Inc.	69,000	10,672,920
		16,711,020
Real Estate — 0.9%
Equity Real Estate Investment Trust (REITs) — 0.9%
Equinix, Inc.	10,000	4,532,200

Total Common Stocks (Cost $290,125,092)		$430,163,180

MONEY MARKET FUNDS — 10.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.05% (a)	22,968,538	$22,968,538
Federated Treasury Obligations Fund - Institutional Shares, 1.13% (a)	22,928,538	22,928,538
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 1.05% (a)	6,839,541	6,839,541
Total Money Market Funds (Cost $52,736,617)		$52,736,617

Total Investments at Market Value — 100.1% (Cost $342,861,709)		$482,899,797

Liabilities in Excess of Other Assets — (0.1%)		(384,665)

Net Assets — 100.0%		$482,515,132

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For the year ended December 31, 2017, the Ave Maria Rising Dividend Fund (the “Fund”) had a total return of 16.82% vs. 21.83% for the S&P 500. The stock market favored companies that were expected to grow rapidly. Our companies continued to do well, with the majority continuing to grow their earnings and raise their dividends. Most of the stocks contributed positively to returns, with the greatest contributions coming from Moody’s Corp. (credit ratings, analytical services); VF Corp. (apparel); and Diageo plc (beverages). The biggest detractors to overall performance came from W.W. Grainger (distributor); Schlumberger, Ltd. (energy services); and Omnicom (advertising & marketing). In the case of W.W. Grainger, after careful review, we concluded that it was more susceptible to the threat posed by Amazon than previously thought, so we exited the position. We subsequently purchased another distributor, MSC Industrial Direct Co., that was considered less vulnerable to that threat. In the case of Omnicom, we concluded that fears of Alphabet/Google and Facebook had unduly depressed the stock price, and the Fund continued to hold the stock. As a company providing energy services, Schlumberger’s performance and stock price is greatly influenced by energy prices. It therefore seemed likely that the price of Schlumberger’s stock would improve with higher energy prices. As of this writing, that scenario seems to be unfolding.

Much of 2017 seemed to be taken up with the press trying to assess what damage Amazon would inflict on various business models. When Amazon bought Whole Foods during the year, suddenly nothing was considered beyond the threat. Closer examination revealed that not all business models were equally exposed to the threat. Not every product lends itself to being sold over the internet. Some of our retail holdings rely upon the customer experience (TJX Companies), while others deal in bulky items that don’t lend themselves to easy shipping (Tractor Supply Company, Lowe’s Companies). Other retailers, such as Williams Sonoma, have already made the adjustment to the internet with a meaningful component of their sales through that medium. A similar review of the distributors reveals distinctions based upon what was being distributed and the services associated with those items. W.W. Grainger, as stated above, was at least somewhat vulnerable to having its moat eroded by Amazon, while MSC Industrial’s more specialized industrial products required more customer touch and afforded MSC a more durable moat. Our overall conclusion, the threat that Amazon, and other similar distribution models, poses to certain business models is real, but there are limits to what even Amazon can do. (Amazon, incidentally, fails to pass our moral screens.)

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Fundamentally, we are encouraged by the outlook for economic and corporate earnings growth. However, in an environment where more and more money is being invested in a non-discerning manner, i.e. index funds, and the greatest fear seems to be one of missing out, we are focusing increasingly on risk and valuations.

We appreciate your participation in the Ave Maria Rising Dividend Fund.

Sincerely,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-16 (as disclosed in May 1, 2017 prospectus)	0.93%*
Expense ratio for the year ended 12-31-17	0.92%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005 (a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%
2013	33.9%	32.4%
2014	9.3%	13.7%
2015	-5.9%	1.4%
2016	15.3%	12.0%
2017	16.8%	21.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2017 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	8.2%	11.4%
5 Years	13.2%	15.8%
10 Years	9.7%	8.5%
Since Inception (b)	9.5%	9.1%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2017.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
240,000	Moody's Corporation	$35,426,400	3.7%
230,000	Diageo plc - ADR	33,586,900	3.5%
360,000	Lowe's Companies, Inc.	33,458,400	3.4%
450,000	VF Corporation	33,300,000	3.4%
275,000	United Parcel Service, Inc. - Class B	32,766,250	3.4%
425,000	Tractor Supply Company	31,768,750	3.3%
800,000	Cisco Systems, Inc.	30,640,000	3.1%
250,000	Zimmer Biomet Holdings, Inc.	30,167,500	3.1%
190,000	Praxair, Inc.	29,389,200	3.0%
360,000	Medtronic plc	29,070,000	3.0%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.9%
Consumer Staples	7.8%
Energy	4.9%
Financials	18.1%
Health Care	8.9%
Industrials	21.2%
Information Technology	8.8%
Materials	5.5%
Money Market Funds, Other Assets in Excess of Liabilities	6.9%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS — 93.1%	Shares	Market Value
Consumer Discretionary — 17.9%
Internet & Direct Marketing Retail — 0.5%
Priceline Group, Inc. (The) *	3,000	$5,213,220

Leisure Products — 0.8%
Polaris Industries, Inc.	60,000	7,439,400

Media — 2.2%
Omnicom Group, Inc.	300,000	21,849,000

Specialty Retail — 11.0%
Lowe's Companies, Inc.	360,000	33,458,400
TJX Companies, Inc. (The)	375,000	28,672,500
Tractor Supply Company	425,000	31,768,750
Williams-Sonoma, Inc.	240,000	12,408,000
		106,307,650
Textiles, Apparel & Luxury Goods — 3.4%
VF Corporation	450,000	33,300,000

Consumer Staples — 7.8%
Beverages — 5.6%
Brown-Forman Corporation - Class B	300,000	20,601,000
Diageo plc - ADR	230,000	33,586,900
		54,187,900
Food Products — 2.2%
Mondelēz International, Inc. - Class A	500,000	21,400,000

Energy — 4.9%
Energy Equipment & Services — 2.8%
Schlumberger Limited	400,000	26,956,000

Oil, Gas & Consumable Fuels — 2.1%
Exxon Mobil Corporation	240,000	20,073,600

Financials — 18.1%
Banks — 8.3%
BB&T Corporation	425,000	21,131,000
Fifth Third Bancorp	650,000	19,721,000
PNC Financial Services Group, Inc. (The)	125,000	18,036,250
U.S. Bancorp	400,000	21,432,000
		80,320,250

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.1% (Continued)	Shares	Market Value
Financials — 18.1% (Continued)
Capital Markets — 6.0%
Bank of New York Mellon Corporation (The)	425,000	$22,890,500
Moody's Corporation	240,000	35,426,400
		58,316,900
Consumer Finance — 1.6%
Discover Financial Services	200,000	15,384,000

Insurance — 2.2%
Chubb Limited	150,000	21,919,500

Health Care — 8.9%
Biotechnology — 2.8%
Amgen, Inc.	155,000	26,954,500

Health Care Equipment & Supplies — 6.1%
Medtronic plc	360,000	29,070,000
Zimmer Biomet Holdings, Inc.	250,000	30,167,500
		59,237,500
Industrials — 21.2%
Aerospace & Defense — 2.6%
Hexcel Corporation	410,000	25,358,500

Air Freight & Logistics — 3.4%
United Parcel Service, Inc. - Class B	275,000	32,766,250

Building Products — 2.6%
Johnson Controls International plc	660,000	25,152,600

Electrical Equipment — 0.6%
Eaton Corporation plc	75,000	5,925,750

Industrial Conglomerates — 2.8%
3M Company	115,000	27,067,550

Machinery — 5.5%
Donaldson Company, Inc.	350,000	17,132,500
Graco, Inc.	345,000	15,600,900
Illinois Tool Works, Inc.	125,000	20,856,250
		53,589,650
Road & Rail — 1.0%
Norfolk Southern Corporation	65,000	9,418,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.1% (Continued)	Shares	Market Value
Industrials — 21.2% (Continued)
Trading Companies & Distributors — 2.7%
MSC Industrial Direct Company, Inc. - Class A	275,000	$26,581,500

Information Technology — 8.8%
Communications Equipment — 3.1%
Cisco Systems, Inc.	800,000	30,640,000

IT Services — 4.3%
Broadridge Financial Solutions, Inc.	175,000	15,851,500
Cognizant Technology Solutions Corporation - Class A	360,000	25,567,200
		41,418,700
Semiconductors & Semiconductor Equipment — 1.4%
Microchip Technology, Inc.	150,000	13,182,000

Materials — 5.5%
Chemicals — 5.5%
Praxair, Inc.	190,000	29,389,200
RPM International, Inc.	450,000	23,589,000
		52,978,200

Total Common Stocks (Cost $705,669,604)		$902,938,620

MONEY MARKET FUNDS — 6.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.05% (a)	46,807,196	$46,807,196
Federated Treasury Obligations Fund - Institutional Shares, 1.13% (a)	20,350,247	20,350,247
Total Money Market Funds (Cost $67,157,443)		$67,157,443

Total Investments at Market Value — 100.0% (Cost $772,827,047)		$970,096,063

Other Assets in Excess of Liabilities — 0.0% (b)		12,471

Net Assets — 100.0%		$970,108,534

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2017.
(b)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

The Ave Maria World Equity Fund (the “Fund”) posted a total return of 17.88% for the twelve months ended December 31, 2017, while the S&P Global 1200 Index rose 23.84% for the same period.

We entered 2017 hopeful about the potential for tax reform and a more favorable regulatory environment for business. By the end of the year our patience was rewarded. Normalcy also seems to be returning to interest rates. During 2017 the Federal Reserve raised short-term interest rates in the U.S. three separate times and is forecasting three more hikes in 2018 and 2019. Central banks in Europe and Japan have continued their very loose monetary policies, however. The fiscal & monetary policy actions combined, along with accelerating global earnings growth, helped fuel significant gains in global equity markets. The developed equity markets showed very balanced performance, with the U.S., Europe and Japan each up over 20% (all performance cited in U.S. dollar terms). Emerging equity markets performance was even stronger, increasing north of 35%!

From a sector standpoint, the S&P Global 1200 Index delivered broad double-digit gains, led by the technology sector, followed by materials, industrials, financials and consumer discretionary. For the Fund, performance was positively impacted by the consumer staples, technology and real estate sectors. In consumer staples, two international beverage holdings were up over 40% for the year, Diageo plc and Heineken N.V. The Fund’s technology stocks were led by strong performance from Interxion Holdings (IT services), and Taiwan Semiconductor (semiconductors), both up over 40%. Three other technology holdings were up over 30% for the year.

The Fund’s performance was negatively impacted by its health care, consumer discretionary and energy holdings. Within healthcare, Shire plc was the primary cause of underperformance. Shire had a disappointing 2017, as earnings estimates came down due to an accelerated launch of a generic competitor for one of its key drugs, and concern about the potential for disruption of the company’s hemophilia franchise. Shares of WPP plc were also down double digits, as traditional advertisers were pressured, which helped weigh down consumer discretionary performance. The energy sector for the Fund lagged due primarily to oil & gas equipment and services stocks, Schlumberger Limited and Halliburton Company.

Five new positions, all of which comply with our moral screens, have been added to the Fund since June 30, 2017: Cisco Systems, Inc. (communications equipment), Panasonic Corporation (consumer electronics), Priceline Group, Inc.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

(internet and direct marketing retail), Tencent Holdings LTD (internet software and services), and Texas Instruments, Inc. (semiconductors). Four positions were eliminated: AMETEK, Inc. (electrical components and equipment), Haliburton Company (oil services) and Nestle S.A. (packaged foods) due to more attractive investment opportunities and Level 3 Communications Inc. (telecommunications) as it was acquired.

As of December 31, 2017, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	58.0%	61.6%
Europe Developed	14.3%	16.5%
United Kingdom	14.4%	6.5%
Japan	3.3%	8.0%
Asia Developed	0.0%	2.4%
Asia Emerging	3.8%	2.5%
Australasia	0.0%	2.5%
Cash Equivalents	6.2%	—

We continue to be optimistic as we execute on our strategy of finding high quality, large capitalization, globally oriented, attractively valued companies. Thank you for your continued interest in the Ave Maria World Equity Fund.

Joseph W. Skornicka	Robert C. Schwartz
Lead-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2017.

Expense Ratio information as of:	Year Ended 12-31-16 (as disclosed in May 1, 2017 prospectus)	Year Ended 12-31-17
Gross	1.46%*	1.41%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
2010 (a)	12.4%	8.5%
2011	-9.6%	-5.1%
2012	13.8%	16.8%
2013	23.5%	25.8%
2014	0.5%	5.4%
2015	-4.8%	-0.9%
2016	8.7%	8.9%
2017	17.9%	23.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2017 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX
3 Years	6.9%	10.2%
5 Years	8.7%	12.1%
Since Inception (b)	7.6%	10.4%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2017.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2017 (Unaudited)

Shares	Company	Market Value	% of Net Assets
28,500	Lowe's Companies, Inc.	$2,648,790	4.3%
82,000	AXA S.A. - ADR	2,432,530	3.9%
24,000	TE Connectivity Ltd.	2,280,960	3.7%
27,500	Eaton Corporation plc	2,172,775	3.5%
18,000	Zimmer Biomet Holdings, Inc.	2,172,060	3.5%
26,619	Medtronic plc	2,149,484	3.5%
28,000	Citigroup, Inc.	2,083,480	3.3%
30,500	Royal Dutch Shell plc - Class B - ADR	2,082,845	3.3%
14,000	Diageo plc - ADR	2,044,420	3.3%
13,000	Shire plc - ADR	2,016,560	3.2%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	10.1%
Consumer Staples	10.8%
Energy	8.6%
Financials	17.2%
Health Care	12.6%
Industrials	12.4%
Information Technology	19.3%
Materials	1.4%
Real Estate	1.4%
Money Market Funds, Liabilities in Excess of Other Assets	6.2%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

COMMON STOCKS — 93.8%	Shares	Market Value
Consumer Discretionary — 10.1%
Auto Components — 2.3%
Bridgestone Corporation - ADR	61,000	$1,417,640

Household Durables — 1.0%
Panasonic Corporation - ADR *	41,500	610,465

Internet & Direct Marketing Retail — 1.1%
Priceline Group, Inc. (The) *	400	695,096

Media — 1.4%
WPP plc - ADR	10,000	905,600

Specialty Retail — 4.3%
Lowe's Companies, Inc.	28,500	2,648,790

Consumer Staples — 10.8%
Beverages — 8.1%
Coca-Cola European Partners plc	48,500	1,932,725
Diageo plc - ADR	14,000	2,044,420
Heineken N.V. - ADR	20,000	1,042,400
		5,019,545
Food Products — 2.7%
Mondelēz International, Inc. - Class A	39,500	1,690,600

Energy — 8.6%
Energy Equipment & Services — 1.5%
Schlumberger Limited	13,700	923,243

Oil, Gas & Consumable Fuels — 7.1%
Exxon Mobil Corporation	18,000	1,505,520
Pioneer Natural Resources Company	4,700	812,395
Royal Dutch Shell plc - Class B - ADR	30,500	2,082,845
		4,400,760
Financials — 17.2%
Banks — 3.3%
Citigroup, Inc.	28,000	2,083,480

Capital Markets — 4.8%
Bank of New York Mellon Corporation (The)	31,000	1,669,660
Brookfield Asset Management, Inc. - Class A	30,000	1,306,200
		2,975,860

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.8% (Continued)	Shares	Market Value
Financials — 17.2% (Continued)
Consumer Finance — 3.2%
Discover Financial Services	25,500	$1,961,460

Insurance — 5.9%
AXA S.A. - ADR	82,000	2,432,530
Chubb Limited	8,500	1,242,105
		3,674,635
Health Care — 12.6%
Biotechnology — 3.2%
Shire plc - ADR	13,000	2,016,560

Health Care Equipment & Supplies — 9.4%
Koninklijke Philips N.V.	40,064	1,514,419
Medtronic plc	26,619	2,149,484
Zimmer Biomet Holdings, Inc.	18,000	2,172,060
		5,835,963
Industrials — 12.4%
Aerospace & Defense — 2.1%
Hexcel Corporation	21,500	1,329,775

Building Products — 1.9%
Johnson Controls International plc	31,000	1,181,410

Electrical Equipment — 3.5%
Eaton Corporation plc	27,500	2,172,775

Industrial Conglomerates — 2.5%
Siemens AG - ADR	22,500	1,558,575

Road & Rail — 2.4%
Canadian National Railway Company	18,000	1,485,000

Information Technology — 19.3%
Communications Equipment — 2.1%
Cisco Systems, Inc.	35,000	1,340,500

Electronic Equipment, Instruments & Components — 3.7%
TE Connectivity Ltd.	24,000	2,280,960

Internet Software & Services — 1.1%
Tencent Holdings Ltd. - ADR	13,000	674,960

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.8% (Continued)	Shares	Market Value
Information Technology — 19.3% (Continued)
IT Services — 7.6%
Accenture plc - Class A	12,500	$1,913,625
InterXion Holding N.V. *	19,000	1,119,670
MasterCard, Inc. - Class A	11,000	1,664,960
		4,698,255
Semiconductors & Semiconductor Equipment — 4.8%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	42,500	1,685,125
Texas Instruments, Inc.	12,500	1,305,500
		2,990,625
Materials — 1.4%
Chemicals — 1.4%
Axalta Coating Systems Ltd. *	26,000	841,360

Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 1.4%
Equinix, Inc.	2,000	906,440

Total Common Stocks (Cost $46,514,431)		$58,320,332

MONEY MARKET FUNDS — 6.4%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.05% (a)	2,888,488	$2,888,488
Federated Treasury Obligations Fund - Institutional Shares, 1.13% (a)	1,114,942	1,114,942
Total Money Market Funds (Cost $4,003,430)		$4,003,430

Total Investments at Market Value — 100.2% (Cost $50,517,861)		$62,323,762

Liabilities in Excess of Other Assets — (0.2%)		(153,376)

Net Assets — 100.0%		$62,170,386

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
December 31, 2017 (Unaudited)

Country	Value	% of Net Assets
United States *	$33,249,093	53.5%
United Kingdom	8,982,150	14.4%
Netherlands	3,676,489	5.9%
Canada	2,791,200	4.5%
France	2,432,530	3.9%
Japan	2,028,105	3.3%
Taiwan	1,685,125	2.7%
Germany	1,558,575	2.5%
Switzerland	1,242,105	2.0%
China	674,960	1.1%
Total	$58,320,332	93.8%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.

See accompanying notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For the year ended December 31, 2017, the Ave Maria Bond Fund (“the Fund”) had a total return of 4.16% vs. 2.14% for the Bloomberg Barclays Intermediate U.S. Government/Credit Index. The ten-year U.S. Treasury started the year yielding 2.43% and was range-bound for most of the year, between 2.2% and 2.6%. Even though the economic outlook improved in 2017, the ten-year bond ended 2017 yielding 2.41%.

The yield curve gained attention in 2017, as short rates were pushed higher by the Federal Reserve (“the Fed”) and long rates decreased modestly. Typically, a flattening of the yield curve would normally be an early indicator of an impending recession. Not likely this time. While the short end of the yield curve is influenced by the Fed through the management of the Fed Funds rate, the long end of the yield curve is generally considered an indication of investor expectations about future growth and inflation. But, with the European Central Bank and the Bank of Japan still pursuing aggressive monetary policy, 2.4% yield on the ten-year U.S. Treasury looks attractive to foreign buyers, and this action has been distorting the long end of the U.S. yield curve.

Economic growth accelerated in 2017, as Real GDP grew 3.2% in the third quarter and about the same in the fourth quarter. Unemployment fell to 4.1%. Inflation, excluding food and energy, was at 1.7% at last reading. The Fed followed through with its projections in 2017, as it raised the Fed Funds rate 0.25% on three occasions. Additionally, in October the Fed started to scale back its balance sheet that was grossly expanded over the last ten years.

Corporate credit spreads tightened to Treasuries during 2017. Improvement in earnings, and now lower corporate tax rates, have been tailwinds for corporate bond prices. With spreads not seen this tight since before the financial crisis, investors are being poorly compensated for assuming additional credit risk, and thusly, we have been increasing our exposure to Treasuries.

In reviewing the performance of the Fund, the three top-performing assets were the common stocks of VF Corporation (apparel), Texas Instruments, Inc. (semiconductor devices), and Diageo plc (beverages). The Fund’s weakest-performing assets were the common stocks of Omnicom Group, Inc. (advertising & marketing), Williams-Sonoma, Inc. (home products stores), and Exxon Mobil Corporation (integrated oils).

The Fund continues to be managed in a conservative manner, and has had no down years since the inception of the Fund in 2003. With interest rates and corporate credit spreads low by historical standards, we continue to keep the average bond maturity short and credit quality high. Carefully selected

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

dividend-paying common stocks once again contributed positively to the Fund’s performance in 2017, and we believe they offer an attractive combination of income and potential capital appreciation.

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg Barclays
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-16 (as disclosed in May 1, 2017 prospectus)	0.51%*
Expense ratio for the year ended 12-31-17	0.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2017 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	3.1%	1.8%
5 Years	3.5%	1.5%
10 Years	4.3%	3.3%
Since Inception (b)	4.2%	3.5%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2017.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2017 (Unaudited)

Par Value/Shares	Holding	Market Value	% of Net Assets
$5,000,000	U.S. Treasury Notes, 3.875%, due 05/15/18	$5,044,727	1.6%
$5,000,000	U.S. Treasury Notes, 3.500%, due 02/15/18	5,013,028	1.6%
$5,000,000	U.S. Treasury Notes, 2.000%, due 07/31/20	5,008,203	1.6%
$5,000,000	U.S. Treasury Notes, 1.875%, due 02/28/22	4,945,898	1.6%
$5,000,000	U.S. Treasury Notes, 1.750%, due 04/30/22	4,913,867	1.6%
$5,000,000	U.S. Treasury Notes, 1.750%, due 05/31/22	4,912,891	1.6%
60,000	Royal Dutch Shell plc - Class B - ADR	4,097,400	1.3%
$4,000,000	U.S. Treasury Notes, 2.250%, due 03/31/21	4,026,406	1.3%
$4,000,000	U.S. Treasury Notes, 2.125%, due 08/15/21	4,005,781	1.3%
$4,000,000	U.S. Treasury Notes, 2.000%, due 10/31/21	3,982,812	1.3%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS
U.S. Treasuries	53.7%

CORPORATE BONDS
Sector
Consumer Discretionary	4.4%
Consumer Staples	10.0%
Energy	2.2%
Financials	0.7%
Health Care	1.9%
Industrials	5.4%
Information Technology	2.3%
Materials	0.8%
Utilities	0.8%

COMMON STOCKS
Sector
Consumer Discretionary	1.9%
Consumer Staples	1.2%
Energy	2.4%
Financials	2.1%
Health Care	0.9%
Industrials	3.2%
Information Technology	2.2%
Materials	1.2%

Money Market Funds, Other Assets in Excess of Liabilities	2.7%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2017

U.S. TREASURY OBLIGATIONS — 53.7%	Par Value	Market Value
U.S. Treasury Bonds — 1.8%
8.125%, due 05/15/21	$2,000,000	$2,393,359
8.000%, due 11/15/21	2,500,000	3,045,801
		5,439,160
U.S. Treasury Inflation-Protected Notes (a) — 1.4%
0.125%, due 04/15/18	2,134,180	2,131,651
1.125%, due 01/15/21	2,255,220	2,322,524
		4,454,175
U.S. Treasury Notes — 50.5%
0.875%, due 01/15/18	3,000,000	2,999,629
3.500%, due 02/15/18	5,000,000	5,013,028
3.875%, due 05/15/18	5,000,000	5,044,727
1.125%, due 06/15/18	3,000,000	2,995,313
1.375%, due 07/31/18	2,000,000	1,997,344
1.250%, due 10/31/18	3,000,000	2,988,047
1.250%, due 12/15/18	4,000,000	3,979,062
1.500%, due 01/31/19	3,000,000	2,988,984
1.500%, due 02/28/19	3,000,000	2,988,047
1.250%, due 03/31/19	3,000,000	2,977,852
1.625%, due 04/30/19	3,000,000	2,990,742
1.000%, due 11/15/19	3,000,000	2,951,719
1.500%, due 11/30/19	3,000,000	2,978,320
1.625%, due 12/31/19	4,000,000	3,979,062
1.250%, due 01/31/20	3,000,000	2,960,273
1.375%, due 02/15/20	2,000,000	1,977,969
1.375%, due 02/29/20	2,000,000	1,977,422
1.625%, due 03/15/20	3,000,000	2,981,719
1.500%, due 04/15/20	3,000,000	2,972,109
3.500%, due 05/15/20	3,000,000	3,109,688
1.625%, due 06/30/20	3,000,000	2,977,852
2.000%, due 07/31/20	5,000,000	5,008,203
2.625%, due 08/15/20	3,000,000	3,052,383
2.000%, due 09/30/20	3,000,000	3,004,102
1.375%, due 10/31/20	3,000,000	2,951,602
2.625%, due 11/15/20	3,000,000	3,054,141
2.375%, due 12/31/20	2,000,000	2,022,500
1.375%, due 01/31/21	4,000,000	3,923,750
2.000%, due 02/28/21	3,000,000	2,998,242
2.250%, due 03/31/21	4,000,000	4,026,406
1.375%, due 04/30/21	3,000,000	2,935,078
2.125%, due 08/15/21	4,000,000	4,005,781
2.125%, due 09/30/21	3,000,000	3,001,875
2.000%, due 10/31/21	4,000,000	3,982,812

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

U.S. TREASURY OBLIGATIONS — 53.7% (Continued)	Par Value	Market Value
U.S. Treasury Notes — 50.5% (Continued)
1.500%, due 01/31/22	$3,000,000	$2,926,289
1.875%, due 02/28/22	5,000,000	4,945,898
1.750%, due 03/31/22	2,000,000	1,967,188
1.750%, due 04/30/22	5,000,000	4,913,867
1.750%, due 05/31/22	5,000,000	4,912,891
2.125%, due 06/30/22	3,000,000	2,994,492
2.000%, due 07/31/22	3,000,000	2,977,148
1.750%, due 09/30/22	4,000,000	3,919,844
1.875%, due 10/31/22	3,000,000	2,956,406
1.750%, due 01/31/23	4,000,000	3,910,000
2.000%, due 02/15/23	3,000,000	2,969,180
1.750%, due 05/15/23	3,000,000	2,926,055
2.500%, due 08/15/23	3,000,000	3,040,664
		155,155,705

Total U.S. Treasury Obligations (Cost $166,533,306)		$165,049,040

CORPORATE BONDS — 28.5%	Par Value	Market Value
Consumer Discretionary — 4.4%
Lowe's Companies, Inc., 3.120%, due 04/15/22	$3,000,000	$3,060,845
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,011,914
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	3,041,764
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,337,368
VF Corporation, 3.500%, due 09/01/21	3,000,000	3,096,552
		13,548,443
Consumer Staples — 10.0%
Coca-Cola Company (The), 1.650%, due 11/01/18	1,500,000	1,498,900
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,067,196
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	3,016,138
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,263,000	2,206,398
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	819,287
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	2,040,611
Dr Pepper Snapple Group, Inc., 3.130%, due 12/15/23	2,000,000	2,018,349
Hershey Company (The), 2.625%, due 05/01/23	2,831,000	2,823,690
Hormel Foods Corporation, 4.125%, due 04/15/21	2,564,000	2,683,730
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,056,910
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,110,465
Kimberly-Clark Corporation, 2.400%, due 03/01/22	2,311,000	2,302,181

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 28.5% (Continued)	Par Value	Market Value
Consumer Staples — 10.0% (Continued)
McCormick & Company, Inc., 3.900%, due 07/15/21	$2,500,000	$2,590,335
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,560,698
		30,794,888
Energy — 2.2%
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	1,996,790
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,685,147
Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,940,000	3,014,103
		6,696,040
Financials — 0.7%
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	1,000,000	1,000,951
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,176,321
		2,177,272
Health Care — 1.9%
Amgen, Inc., 3.875%, due 11/15/21	2,108,000	2,203,254
Stryker Corporation, 4.375%, due 01/15/20	1,000,000	1,039,501
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,398,541
		5,641,296
Industrials — 5.4%
3M Company, 2.000%, due 06/26/22	1,073,000	1,054,070
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,642,551
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,218,438
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	1,996,768
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,049,477
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	893,078
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	463,613
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,251,582
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	2,002,534
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,501,740
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,555,772
		16,629,623
Information Technology — 2.3%
Cisco Systems, Inc., 4.450%, due 01/15/20	606,000	633,731
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	1,998,448
MasterCard, Inc., 3.375%, due 04/01/24	2,300,000	2,388,485
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,988,018
		7,008,682
Materials — 0.8%
Praxair, Inc., 2.250%, due 09/24/20	2,000,000	1,995,967
Praxair, Inc., 4.050%, due 03/15/21	500,000	525,308
		2,521,275

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 28.5% (Continued)	Par Value	Market Value
Utilities — 0.8%
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	$800,000	$842,598
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,556,595
		2,399,193

Total Corporate Bonds (Cost $87,568,164)		$87,416,712

COMMON STOCKS — 15.1%	Shares	Market Value
Consumer Discretionary — 1.9%
Media — 0.7%
Omnicom Group, Inc.	30,000	$2,184,900

Textiles, Apparel & Luxury Goods — 1.2%
VF Corporation	50,000	3,700,000

Consumer Staples — 1.2%
Beverages — 1.2%
Diageo plc - ADR	25,000	3,650,750

Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Exxon Mobil Corporation	40,000	3,345,600
Royal Dutch Shell plc - Class B - ADR	60,000	4,097,400
		7,443,000
Financials — 2.1%
Banks — 1.4%
Fifth Third Bancorp	90,000	2,730,600
PNC Financial Services Group, Inc. (The)	10,000	1,442,900
		4,173,500
Insurance — 0.7%
Chubb Limited	15,000	2,191,950

Health Care — 0.9%
Biotechnology — 0.9%
Amgen, Inc.	16,000	2,782,400

Industrials — 3.2%
Air Freight & Logistics — 1.2%
United Parcel Service, Inc.	30,000	3,574,500

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 15.1% (Continued)	Shares	Market Value
Industrials — 3.2% (Continued)
Industrial Conglomerates — 0.8%
3M Company	11,000	$2,589,070

Trading Companies & Distributors — 1.2%
Fastenal Company	65,000	3,554,850

Information Technology — 2.2%
Communications Equipment — 1.0%
Cisco Systems, Inc.	80,000	3,064,000

Semiconductors & Semiconductor Equipment — 1.2%
Texas Instruments, Inc.	35,000	3,655,400

Materials — 1.2%
Chemicals — 1.2%
Praxair, Inc.	25,000	3,867,000

Total Common Stocks (Cost $34,063,325)		$46,431,320

MONEY MARKET FUNDS — 1.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.05% (b) (Cost $4,679,958)	4,679,958	$4,679,958

Total Investments at Market Value — 98.8% (Cost $292,844,753)		$303,577,030

Other Assets in Excess of Liabilities — 1.2%		3,657,357

Net Assets — 100.0%		$307,234,387

ADR - American Depositary Receipt.
(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of December 31, 2017.
See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2017

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
Unaffilliated, at cost	$185,107,322	$342,861,709	$772,827,047
Affilliated, at cost	1,096,335	—	—
Unaffiliated, at market value (Note 1)	$248,795,010	$482,899,797	$970,096,063
Affiliated, at market value (Notes 1 and 5)	2,380,000	—	—
Receivable for capital shares sold	54,232	707,480	787,024
Dividends receivable	90,686	275,170	1,482,076
Other assets	23,883	35,041	66,183
TOTAL ASSETS	251,343,811	483,917,488	972,431,346

LIABILITIES
Payable for investment securities purchased	542,720	—	—
Payable for capital shares redeemed	273,877	317,674	376,392
Payable to Adviser (Note 2)	589,536	1,003,533	1,809,451
Payable to administrator (Note 2)	26,322	50,643	92,498
Other accrued expenses	19,781	30,506	44,471
TOTAL LIABILITIES	1,452,236	1,402,356	2,322,812

NET ASSETS	$249,891,575	$482,515,132	$970,108,534

NET ASSETS CONSIST OF:
Paid-in capital	$184,968,849	$342,535,236	$772,682,534
Undistributed net investment income	—	—	157,032
Accumulated net realized losses from investment transactions	(48,627)	(58,192)	(48)
Net unrealized appreciation on investments	64,971,353	140,038,088	197,269,016
NET ASSETS	$249,891,575	$482,515,132	$970,108,534
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,968,088	15,668,550	52,622,984
Net asset value, offering price and redemption price per share (Note 1)	$20.88	$30.80	$18.44

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2017 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$50,517,861	$292,844,753
At market value (Note 1)	$62,323,762	$303,577,030
Cash	8,605	—
Receivable for investment securities sold	—	2,007,500
Receivable for capital shares sold	64,597	603,040
Dividends and interest receivable	53,092	1,695,451
Other assets	11,387	28,388
TOTAL ASSETS	62,461,443	307,911,409

LIABILITIES
Payable for capital shares redeemed	143,791	387,517
Payable to Adviser (Note 2)	126,298	234,711
Payable to administrator (Note 2)	6,491	25,316
Other accrued expenses	14,477	29,478
TOTAL LIABILITIES	291,057	677,022

NET ASSETS	$62,170,386	$307,234,387

NET ASSETS CONSIST OF:
Paid-in capital	$50,364,485	$296,502,110
Net unrealized appreciation on investments	11,805,901	10,732,277
NET ASSETS	$62,170,386	$307,234,387
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,123,954	26,907,018
Net asset value, offering price and redemption price per share (Note 1)	$15.08	$11.42

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2017

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$2,029,628	$4,883,589	$18,489,684
Foreign withholding taxes on dividends	(2,805)	—	—
TOTAL INCOME	2,026,823	4,883,589	18,489,684

EXPENSES
Investment advisory fees (Note 2)	2,219,435	3,631,044	6,794,590
Administration, accounting and transfer agent fees (Note 2)	307,363	528,083	1,039,435
Trustees’ fees and expenses (Note 2)	60,555	60,555	60,555
Legal and audit fees	48,646	58,190	80,247
Postage and supplies	34,823	52,766	79,569
Registration and filing fees	26,420	37,960	42,946
Custodian and bank service fees	15,228	25,612	55,629
Compliance service fees and expenses (Note 2)	10,880	20,357	42,167
Insurance expense	11,064	18,118	40,267
Advisory board fees and expenses (Note 2)	13,771	13,771	13,771
Printing of shareholder reports	8,246	11,110	10,279
Other expenses	17,461	22,413	42,087
TOTAL EXPENSES	2,773,892	4,479,979	8,301,542

NET INVESTMENT INCOME (LOSS)	(747,069)	403,610	10,188,142

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from unaffiliated investment transactions	19,008,893	41,098,742	48,507,186
Net realized gains from affiliated investment transactions (Note 5)	19,671	—	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	20,949,778	58,423,052	82,923,856
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(650,902)	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	39,327,440	99,521,794	131,431,042

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,580,371	$99,925,404	$141,619,184

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2017 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,000,256	$1,449,738
Foreign withholding taxes on dividends	(59,050)	—
Interest	—	4,042,374
TOTAL INCOME	941,206	5,492,112

EXPENSES
Investment advisory fees (Note 2)	511,453	834,271
Administration, accounting and transfer agent fees (Note 2)	70,744	278,142
Trustees’ fees and expenses (Note 2)	60,555	60,555
Legal and audit fees	40,255	50,978
Postage and supplies	12,670	31,533
Registration and filing fees	23,792	40,948
Custodian and bank service fees	4,406	18,079
Compliance service fees and expenses (Note 2)	2,712	13,258
Insurance expense	2,757	12,486
Advisory board fees and expenses (Note 2)	13,771	13,771
Printing of shareholder reports	3,830	9,306
Other expenses	10,195	33,721
TOTAL EXPENSES	757,140	1,397,048
Less fee reductions by the Adviser (Note 2)	(84,176)	—
NET EXPENSES	672,964	1,397,048

NET INVESTMENT INCOME	268,242	4,095,064

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,569,274	1,780,296
Net change in unrealized appreciation (depreciation) on investments	6,897,006	5,434,807
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,466,280	7,215,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,734,522	$11,310,167

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS
Net investment loss	$(747,069)	$(315,335)
Net realized gains from unaffiliated investment transactions	19,008,893	759,085
Net realized gains from affiliated investment transactions (Note 5)	19,671	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	20,949,778	31,168,016
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(650,902)	234,845
Net increase in net assets resulting from operations	38,580,371	31,846,611

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net realized gains on investments	(18,255,479)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,924,288	18,785,042
Reinvestment of distributions to shareholders	17,330,791	—
Payments for shares redeemed	(30,281,644)	(37,917,350)
Net increase (decrease) in net assets from capital share transactions	4,973,435	(19,132,308)

TOTAL INCREASE IN NET ASSETS	25,298,327	12,714,303

NET ASSETS
Beginning of year	224,593,248	211,878,945
End of year	$249,891,575	$224,593,248

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	882,065	1,082,577
Shares issued in reinvestment of distributions to shareholders	826,456	—
Shares redeemed	(1,487,877)	(2,236,079)
Net increase (decrease) in shares outstanding	220,644	(1,153,502)
Shares outstanding, beginning of year	11,747,444	12,900,946
Shares outstanding, end of year	11,968,088	11,747,444

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$403,610	$282,606
Net realized gains from investment transactions	41,098,742	19,911,248
Net change in unrealized appreciation (depreciation) on investments	58,423,052	16,379,060
Net increase in net assets resulting from operations	99,925,404	36,572,914

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(404,152)	(282,071)
From net realized gains on investments	(41,099,822)	(19,859,026)
Decrease in net assets from distributions to shareholders	(41,503,974)	(20,141,097)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	87,271,657	66,665,565
Reinvestment of distributions to shareholders	39,499,274	19,003,389
Payments for shares redeemed	(53,762,692)	(51,134,124)
Net increase in net assets from capital share transactions	73,008,239	34,534,830

TOTAL INCREASE IN NET ASSETS	131,429,669	50,966,647

NET ASSETS
Beginning of year	351,085,463	300,118,816
End of year	$482,515,132	$351,085,463

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$325

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,910,998	2,491,544
Shares issued in reinvestment of distributions to shareholders	1,277,460	716,031
Shares redeemed	(1,798,958)	(1,922,757)
Net increase in shares outstanding	2,389,500	1,284,818
Shares outstanding, beginning of year	13,279,050	11,994,232
Shares outstanding, end of year	15,668,550	13,279,050

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$10,188,142	$12,621,006
Net realized gains from investment transactions	48,507,186	41,833,619
Net change in unrealized appreciation (depreciation) on investments	82,923,856	56,390,612
Net increase in net assets resulting from operations	141,619,184	110,845,237

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(10,053,305)	(12,909,764)
From net realized gains on investments	(48,508,726)	(41,895,923)
Decrease in net assets from distributions to shareholders	(58,562,031)	(54,805,687)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	168,151,569	147,667,667
Reinvestment of distributions to shareholders	52,929,138	49,246,521
Payments for shares redeemed	(162,678,554)	(175,194,379)
Net increase in net assets from capital share transactions	58,402,153	21,719,809

TOTAL INCREASE IN NET ASSETS	141,459,306	77,759,359

NET ASSETS
Beginning of year	828,649,228	750,889,869
End of year	$970,108,534	$828,649,228

UNDISTRIBUTED NET INVESTMENT INCOME	$157,032	$23,687

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	9,503,269	8,883,400
Shares issued in reinvestment of distributions to shareholders	2,872,973	2,932,685
Shares redeemed	(9,119,249)	(10,655,828)
Net increase in shares outstanding	3,256,993	1,160,257
Shares outstanding, beginning of year	49,365,991	48,205,734
Shares outstanding, end of year	52,622,984	49,365,991

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$268,242	$214,022
Net realized gains from security investment transactions	1,569,274	662,978
Net change in unrealized appreciation (depreciation) on investments	6,897,006	2,783,627
Net increase in net assets resulting from operations	8,734,522	3,660,627

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(268,281)	(214,087)
From net realized gains on investments	(1,569,522)	(663,055)
Decrease in net assets from distributions to shareholders	(1,837,803)	(877,142)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,841,841	7,653,870
Reinvestment of distributions to shareholders	1,682,524	795,768
Payments for shares redeemed	(5,280,359)	(6,402,287)
Net increase in net assets from capital share transactions	9,244,006	2,047,351

TOTAL INCREASE IN NET ASSETS	16,140,725	4,830,836

NET ASSETS
Beginning of year	46,029,661	41,198,825
End of year	$62,170,386	$46,029,661

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	882,753	602,612
Shares issued in reinvestment of distributions to shareholders	111,352	60,286
Shares redeemed	(361,748)	(505,382)
Net increase in shares outstanding	632,357	157,516
Shares outstanding, beginning of year	3,491,597	3,334,081
Shares outstanding, end of year	4,123,954	3,491,597

See accompanying notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS
Net investment income	$4,095,064	$3,138,800
Net realized gains from investment transactions	1,780,296	3,861,048
Net change in unrealized appreciation (depreciation) on investments	5,434,807	3,234,642
Net increase in net assets resulting from operations	11,310,167	10,234,490

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(4,102,344)	(3,155,930)
From net realized gains on investments	(1,781,882)	(3,868,004)
Decrease in net assets from distributions to shareholders	(5,884,226)	(7,023,934)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	99,449,677	65,462,953
Reinvestment of distributions to shareholders	5,193,095	6,225,863
Payments for shares redeemed	(51,805,590)	(49,770,221)
Net increase in net assets from capital share transactions	52,837,182	21,918,595

TOTAL INCREASE IN NET ASSETS	58,263,123	25,129,151

NET ASSETS
Beginning of year	248,971,264	223,842,113
End of year	$307,234,387	$248,971,264

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$6,363

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,759,908	5,795,182
Shares issued in reinvestment of distributions to shareholders	456,482	553,927
Shares redeemed	(4,564,309)	(4,412,326)
Net increase in shares outstanding	4,652,081	1,936,783
Shares outstanding, beginning of year	22,254,937	20,318,154
Shares outstanding, end of year	26,907,018	22,254,937

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$19.12	$16.42	$19.97	$21.21	$17.78

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.03)	0.01	(0.01)	(0.00	)(a)
Net realized and unrealized gains (losses) on investments	3.46	2.73	(3.54)	0.63	4.66
Total from investment operations	3.40	2.70	(3.53)	0.62	4.66

Less distributions:
From net investment income	—	—	(0.01)	—	—
From net realized gains on investments	(1.64)	—	(0.01)	(1.86)	(1.23)
Total distributions	(1.64)	—	(0.02)	(1.86)	(1.23)

Net asset value at end of year	$20.88	$19.12	$16.42	$19.97	$21.21

Total return (b)	17.7%	16.4%	(17.7%)	2.9%	26.2%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$249,892	$224,593	$211,879	$246,790	$246,801

Ratio of total expenses to average net assets	1.19%	1.20%	1.18%	1.29%	1.42%

Ratio of net investment income (loss) to average net assets	(0.32%)	(0.15%)	0.06%	(0.04%)	(0.02%)

Portfolio turnover rate	40%	47%	63%	31%	29%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$26.44	$25.02	$28.24	$30.19	$23.71

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.07	(0.03)	(0.08)
Net realized and unrealized gains (losses) on investments	7.22	3.01	(0.81)	2.33	7.55
Total from investment operations	7.25	3.03	(0.74)	2.30	7.47

Less distributions:
From net investment income	(0.03)	(0.02)	(0.07)	—	—
From net realized gains on investments	(2.86)	(1.59)	(2.41)	(4.25)	(0.99)
Total distributions	(2.89)	(1.61)	(2.48)	(4.25)	(0.99)

Net asset value at end of year	$30.80	$26.44	$25.02	$28.24	$30.19

Total return (a)	27.4%	12.1%	(2.7%)	7.5%	31.5%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$482,515	$351,085	$300,119	$303,840	$285,132

Ratio of total expenses to average net assets	1.08%	1.17%	1.17%	1.28%	1.43%

Ratio of net investment income (loss) to average net assets	0.10%	0.09%	0.24%	(0.10%)	(0.29%)

Portfolio turnover rate	26%	29%	32%	36%	18%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$16.79	$15.58	$17.72	$17.56	$13.49

Income (loss) from investment operations:
Net investment income	0.20	0.27	0.24	0.18	0.17
Net realized and unrealized gains (losses) on investments	2.62	2.11	(1.27)	1.46	4.38
Total from investment operations	2.82	2.38	(1.03)	1.64	4.55

Less distributions:
From net investment income	(0.20)	(0.28)	(0.23)	(0.18)	(0.17)
From net realized gains on investments	(0.97)	(0.89)	(0.88)	(1.30)	(0.31)
Total distributions	(1.17)	(1.17)	(1.11)	(1.48)	(0.48)

Net asset value at end of year	$18.44	$16.79	$15.58	$17.72	$17.56

Total return (a)	16.8%	15.3%	(5.9%)	9.3%	33.9%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$970,109	$828,649	$750,890	$848,096	$710,150

Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.92%	0.97%

Ratio of net investment income to average net assets	1.12%	1.61%	1.38%	1.01%	1.16%

Portfolio turnover rate	26%	24%	35%	29%	14%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$13.18	$12.36	$13.22	$13.90	$11.46

Income (loss) from investment operations:
Net investment income	0.07	0.06	0.07	0.04	0.03
Net realized and unrealized gains (losses) on investments	2.29	1.01	(0.70)	0.04	2.66
Total from investment operations	2.36	1.07	(0.63)	0.08	2.69

Less distributions:
From net investment income	(0.07)	(0.06)	(0.07)	(0.04)	(0.03)
From net realized gains on investments	(0.39)	(0.19)	(0.16)	(0.72)	(0.22)
Total distributions	(0.46)	(0.25)	(0.23)	(0.76)	(0.25)

Net asset value at end of year	$15.08	$13.18	$12.36	$13.22	$13.90

Total return (a)	17.9%	8.7%	(4.8%)	0.5%	23.5%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$62,170	$46,030	$41,199	$42,667	$39,870

Ratio of total expenses to average net assets	1.41%	1.45%	1.50%	1.50%	1.55%

Ratio of net expenses to average net assets (b)	1.25%	1.33%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets (b)	0.50%	0.50%	0.51%	0.29%	0.28%

Portfolio turnover rate	29%	42%	35%	36%	31%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).
See accompanying notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of year	$11.19	$11.02	$11.15	$11.38	$11.04

Income (loss) from investment operations:
Net investment income	0.17	0.15	0.14	0.12	0.11
Net realized and unrealized gains (losses) on investments	0.30	0.35	(0.06)	0.12	0.56
Total from investment operations	0.47	0.50	0.08	0.24	0.67

Less distributions:
From net investment income	(0.17)	(0.15)	(0.14)	(0.12)	(0.11)
From net realized gains on investments	(0.07)	(0.18)	(0.07)	(0.35)	(0.22)
Total distributions	(0.24)	(0.33)	(0.21)	(0.47)	(0.33)

Net asset value at end of year	$11.42	$11.19	$11.02	$11.15	$11.38

Total return (a)	4.2%	4.5%	0.7%	2.2%	6.1%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$307,234	$248,971	$223,842	$180,718	$149,750

Ratio of net expenses to average net assets	0.50%	0.50%	0.51%	0.54%	0.70%

Ratio of net investment income to average net assets	1.47%	1.34%	1.30%	1.10%	1.01%

Portfolio turnover rate	19%	21%	25%	21%	17%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund (formerly the Ave Maria Catholic Values Fund), the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Value Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2017:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$226,211,602	$2,380,000	$—	$228,591,602
Money Market Funds	22,583,408	—	—	22,583,408
Total	$248,795,010	$2,380,000	$—	$251,175,010

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$430,163,180	$—	$—	$430,163,180
Money Market Funds	52,736,617	—	—	52,736,617
Total	$482,899,797	$—	$—	$482,899,797

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$902,938,620	$—	$—	$902,938,620
Money Market Funds	67,157,443	—	—	67,157,443
Total	$970,096,063	$—	$—	$970,096,063

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$58,320,332	$—	$—	$58,320,332
Money Market Funds	4,003,430	—	—	4,003,430
Total	$62,323,762	$—	$—	$62,323,762

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$165,049,040	$—	$165,049,040
Corporate Bonds	—	87,416,712	—	87,416,712
Common Stocks	46,431,320	—	—	46,431,320
Money Market Funds	4,679,958	—	—	4,679,958
Total	$51,111,278	$252,465,752	$—	$303,577,030

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of December 31, 2017, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund did not have any transfers between Levels. There were no Level 3 securities or derivative instruments held by the Funds as of December 31, 2017. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period. Transfers that occurred between Level 1 and 2 on December 31, 2017 for Ave Maria Value Fund due to fair value procedures was as follows:

Transfers from Level 1 to Level 2
Common Stocks	$2,380,000

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2017:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed net investment income	$—	$—	$157,032	$—	$—
Net unrealized appreciation	64,922,726	139,979,896	197,268,968	11,805,901	10,732,277
Total distributable earnings	$64,922,726	$139,979,896	$197,426,000	$11,805,901	$10,732,277

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2017:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$65,827,677	$141,724,239	$211,962,255	$12,331,556	$12,816,849
Gross unrealized depreciation	(904,951)	(1,744,343)	(14,693,287)	(525,655)	(2,084,572)
Net unrealized appreciation	$64,922,726	$139,979,896	$197,268,968	$11,805,901	$10,732,277
Federal income tax cost	$186,252,284	$342,919,901	$772,827,095	$50,517,861	$292,844,753

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2017.

During the year ended December 31, 2017, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements.

	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Net Realized Gains on Investments	Decrease in Paid-in Capital
Ave Maria Value Fund	$747,069	$(745,648)	$(1,421)
Ave Maria Growth Fund	217	1,080	(1,297)
Ave Maria Rising Dividend Fund	(1,492)	1,492	—
Ave Maria World Equity Fund	39	248	(287)
Ave Maria Bond Fund	917	1,586	(2,503)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2014 through December 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on securities sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2017 and 2016 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Value Fund:
December 31, 2017	$248,730	$18,006,749	$18,255,479
December 31, 2016	$—	$—	$—
Ave Maria Growth Fund:
December 31, 2017	$576,743	$40,927,231	$41,503,974
December 31, 2016	$282,281	$19,858,816	$20,141,097
Ave Maria Rising Dividend Fund:
December 31, 2017	$12,626,725	$45,935,306	$58,562,031
December 31, 2016	$16,509,599	$38,296,088	$54,805,687
Ave Maria World Equity Fund:
December 31, 2017	$268,281	$1,569,522	$1,837,803
December 31, 2016	$214,164	$662,978	$877,142
Ave Maria Bond Fund
December 31, 2017	$4,102,344	$1,781,882	$5,884,226
December 31, 2016	$4,368,623	$2,655,311	$7,023,934

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Value Fund and the Ave Maria World Equity Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.95% of its average daily net assets. The Adviser receives from each of the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets. Prior to May 1, 2017, the Adviser received from the Ave Maria Growth Fund a fee, which was accrued daily and paid quarterly, at the annual rate of 0.95% of its average daily net assets. Effective May 1, 2017, the Adviser received from the Ave Maria Growth Fund a fee, which was accrued daily and paid quarterly, at the annual rate of 0.85% of its average daily net assets. Effective January 1, 2018, the Adviser has contractually agreed to reduce the fee the Adviser will receive from the Ave Maria Growth Fund, which will be accrued daily and paid quarterly, from 0.85% to 0.75% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2019 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. Accordingly, during the year ended December 31, 2017, the Adviser reduced its investment advisory fees by $84,176 with respect to the Ave Maria World Equity Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2017, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $137,003 no later than the dates as stated below:

	December 31, 2019	December 31, 2020	Total
Ave Maria World Equity Fund	$52,827	$84,176	$137,003

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) received from the Trust an annual retainer of $40,000 (except that such fee was $50,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $44,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2018, each Independent Trustee will receive from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees;

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB (including the CAB chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the year ended December 31, 2017, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$85,576,127	$98,579,403	$216,799,487	$20,600,425	$11,414,720
Proceeds from sales and maturities of investment securities	$98,675,230	$98,217,549	$234,029,257	$14,451,221	$33,514,300

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

5. Affiliated Investment

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of December 31, 2017, the Ave Maria Value Fund owns 5.28% of the outstanding voting shares of Unico American Corporation (“Unico”). The industry and percentage of net assets for Unico can be found on the Ave Maria Value Fund’s Schedule of Investments. Further information on this holding for the year ended December 31, 2017 appears below:

AVE MARIA VALUE FUND
Affiliated Issuer Report
UNICO AMERICAN CORPORATION
From December 31, 2016 to December 31, 2017
Shares at beginning of year	282,945
Shares sold during the year	(2,945)
Shares at end of year	280,000
Market value at beginning of year	$3,041,659
Sales during the year	(30,428)
Net realized gains during the year	19,671
Change in unrealized appreciation (depreciation)	(650,902)
Market value at end of year	$2,380,000
Dividend income earned during the year	$—

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2017, the Ave Maria Growth Fund had 27.7% of the value of its net assets invested in stocks within the industrials sector.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”) comprising the Ave Maria Value Fund (formerly Ave Maria Catholic Values Fund), Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Schwartz Investment Trust as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 16, 2018

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail, Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Value Fund and the Ave Maria Rising Dividend Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Edward J. Miller is Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit, Michigan).

Richard L. Platte, Jr., CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Ave Maria Rising Divident Fund and the co-portfolio manager of the Ave Maria Growth Fund and the Ave Maria Bond Fund.

Robert C. Schwartz, CFP is Senior Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria World Equity Fund.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Robert P. George	801 W. Ann Arbor Trail, Plymouth, MI	1955	Since 2016
Lou Holtz	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Gloria Purvis	801 W. Ann Arbor Trail, Plymouth, MI	1969	Since 2017
Fr. John Riccardo, STL	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001

Robert P. George is a legal scholar, political philosopher, and public intellectual who serves as the McCormick Professor of Jurisprudence at Princeton University.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is CNBC’s Senior Contributor and radio host of the nationally-syndicated “Larry Kudlow Show.”

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

Melissa Moschella, PhD is Assistant Professor of Medical Ethics at Columbia University from August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited) (Continued)

Gloria Purvis is creator and host of Eternal World Television Network (EWTN) series “Authentically Free at Last” and host of “Morning Glory” on EWTN Global Catholic Radio.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2017) and held until the end of the period (December 31, 2017).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$1,119.30	1.18%	$6.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.26	1.18%	$6.01

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$1,135.70	1.05%	$5.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.91	1.05%	$5.35

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$1,108.30	0.91%	$4.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.62	0.91%	$4.63

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$1,070.00	1.25%	$6.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$1,023.20	0.50%	$2.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended December 31, 2017, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund designated $18,006,749, $40,927,231, $45,935,306, $1,569,522, and $1,781,882, respectively, as long-term capital gain distributions.

Qualified Dividend Income – The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund designates 100%, 100%, 100%, 100% and 32.06%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Receivable Deduction – Corporate shareholders are generally entitled to take the dividends receivable deduction on the portion of a Fund’s distributions that qualifies under tax law. For the fiscal year ended December 31, 2017, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund was 100%, 100%, 100%, 91.75% and 25.88%, respectively.

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace
John J. McHale, Jr.
Edward J. Miller

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial expert Joseph M. Grace and Edward J. Miller. Mr. Grace and Mr. Miller are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $138,500 and $134,500 with respect to the registrant’s fiscal years ended December 31, 2017 and 2016, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $17,850 and $17,350 with respect to the registrant’s fiscal years ended December 31, 2017 and 2016, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2017 and 2016, aggregate non-audit fees of $17,850 and $17,350, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2017 and 2016, aggregate non-audit fees of $13,000 and $12,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	March 5, 2018

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 5, 2018

*	Print the name and title of each signing officer under his or her signature.